UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): January 21, 2010

Clear Skies Solar, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 282-7652

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

     .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .

Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  4.01

Changes in Registrant’s Certifying Accountant.

Effective as of January 21, 2010, Clear Skies Solar, Inc. (the “Company”) dismissed Davis Accounting Group, P.C. (“Davis Accounting”) as its independent accountants.

The decision to change accountants was approved by the Company’s board of directors on January 21, 2010.

Davis Accounting’s report on the Company's financial statements for the fiscal years ended December 31, 2008 and 2007 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of Davis Accounting on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through January 21, 2010, (i) there were no disagreements with Davis Accounting on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Davis Accounting, would have caused it to make reference to the matter in connection with its reports and (ii) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Effective as of January 21, 2010, the Company retained J.H. Cohn, LLP (“JH Cohn”) as its new independent registered accounting firm.   During our two most recent fiscal years and the subsequent interim period prior to engaging JH Cohn, we did not consult JH Cohn regarding either: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

On January 25, 2010, we made the contents of this Current Report on Form 8-K available to Davis Consulting and requested it to review the disclosure and to furnish us a letter addressed to the Securities and Exchange Commission as to whether Davis Consulting agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information.  The Company is filing such letter herewith as Exhibit 16.1.

Item  9.01

Financial Statements and Exhibits.

Exhibit No.

Description

16.1

Letter from Davis Accounting Group, P.C., dated January 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 25, 2010

Clear Skies Solar, Inc.

By: /s/ Arthur L. Goldberg
Arthur L. Goldberg
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

16.1

Letter from Davis Accounting Group, P.C., dated January 25, 2010